SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

Washington Federal, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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425 PIKE STREET

SEATTLE, WASHINGTON 98101-2334

(206) 624-7930

December 12, 2008

Dear Stockholder:

You are invited to attend our Annual Meeting of Stockholders to be held on Wednesday, January 21, 2009, at 2:00 p.m., Pacific Time, at The Seattle Sheraton Hotel, 6th & Pike, Seattle, Washington.

We hope that you will attend the meeting in person, but even if you are planning to come, we strongly encourage you to designate the proxies named on the proxy card to vote your shares. This will ensure that your common stock is represented at the meeting. The proxy statement explains more about proxy voting. Please read it carefully. We look forward to your participation.

If you have any questions, please do not hesitate to contact us.

Sincerely,

Roy M. Whitehead

Chairman, President and

Chief Executive Officer

425 PIKE STREET

SEATTLE, WASHINGTON 98101-2334

(206) 624-7930

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 21, 2009

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Washington Federal, Inc. (“Washington Federal”) will be held at The Seattle Sheraton Hotel, 6th & Pike, Seattle, Washington, on Wednesday, January 21, 2009, at 2:00 p.m., Pacific Time, for the following purposes:

1. To elect four directors for a three-year term and until their successors are elected and qualified;

2. To ratify the appointment of Deloitte & Touche LLP as Washington Federal’s independent registered public accountants for fiscal 2009; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors of Washington Federal has fixed November 28, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

By Order of the Board of Directors

Edwin C. Hedlund

Executive Vice President and

Secretary

December 12, 2008

Seattle, Washington

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF OR BY A PROPERLY EXECUTED PROXY BEARING A LATER DATE.

WASHINGTON FEDERAL, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

January 21, 2009

This Proxy Statement is furnished to the holders of the common stock, $1.00 par value per share (“Common Stock”), of Washington Federal, Inc. (“Washington Federal” or the “Company”), the parent holding company for Washington Federal Savings, a federally-chartered savings association, in connection with the solicitation of proxies by the Board of Directors of the Company, to be used at the Annual Meeting of Stockholders to be held at The Seattle Sheraton Hotel, 6th & Pike, Seattle, Washington, on Wednesday January 21, 2009, at 2:00 p.m., Pacific Time, and at any adjournment thereof (the “Annual Meeting”), for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 12, 2008.

The proxy solicited hereby, if properly signed and returned and not revoked prior to its use, will be voted in accordance with the instructions given thereon. If no instructions are so specified, the proxy will be voted for the persons nominated to be directors by the Board of Directors, for the ratification of the appointment of Deloitte & Touche LLP as independent registered public accountants for fiscal 2009 and, upon the transaction of such other business as may properly come before the Annual Meeting, in accordance with the best judgment of the persons appointed as proxies. Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting.

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing written notice thereof with the Secretary of Washington Federal (Edwin C. Hedlund, Washington Federal, Inc., 425 Pike Street, Seattle, Washington 98101); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and notifying the Secretary of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

The Company’s fiscal year end is September 30. All references to 2008 and 2007 represent amounts as of September 30, 2008 and September 30, 2007, or activity for the fiscal years then ended, respectively.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

Only stockholders of record at the close of business on November 28, 2008 (the “Voting Record Date”) will be entitled to vote at the Annual Meeting. On the Voting Record Date, 87,978,527 shares of Common Stock were issued and outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on matters other than the election of directors, for which cumulative voting is permitted, as discussed below under “Information with Respect to Nominees for Director, Directors Whose Terms Continue and Executive Officers.” A majority of the votes entitled to be cast by stockholders on a matter represented in person or by proxy is necessary to constitute a quorum.

Vote Required

The election of the Company’s directors requires a plurality of the votes represented in person or by proxy at the Annual Meeting. The proposal to ratify the appointment of Deloitte & Touche LLP as independent registered public accountants and any other business that properly may come before the Annual Meeting require that the votes cast in favor of such proposals exceed the votes cast against such proposals.

Effect of Abstentions and Broker Non-Votes

A stockholder who abstains from voting on any or all proposals and broker non-votes will be included in the number of stockholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions, however will not be counted either in favor of or against the election of the nominees or any other proposal. Consequently, abstentions will have no affect on the vote required to approve the nominees for director or the other proposals being considered at the Annual Meeting.

Under rules applicable to broker-dealers, banks, brokers and other nominees may vote shares held by them for a customer on matters that are determined to be routine, even though the bank, broker or other nominee has not received instructions from the customer. The proposals to elect directors and ratify the appointment of the independent registered public accountants are considered “discretionary” items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Consequently, there will be no broker non-votes.

Principal Holders of Voting Securities

The following table sets forth information as of October 1, 2008 with respect to: (i) any person or entity known by Washington Federal to be the beneficial owner of 5% or more of the issued and outstanding Common Stock; and (ii) ownership of the Common Stock by all directors and executive officers of Washington Federal as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Barclays Global Investors	5,372,062	(2)	6.09%
54 Lombard Street London, England
Fidelity Management & Research	5,305,593	(3)	6.01%
82 Devonshire Street Boston, Massachusetts
All directors and executive officers as a group (14 persons)	952,356	(4)	1.08	%(5)

(1)	Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (“Exchange Act”), a person is considered to beneficially own shares of Common Stock if he or she has or shares: (i) voting power, which includes the power to vote, or direct the voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares.
(2)	As disclosed on form 13F filed with the SEC, Barclays Global Investors has sole power to vote 5,372,062 shares and sole power to dispose of 5,372,062 shares.
(3)	As disclosed on form 13F filed with the SEC, Fidelity Management & Research has sole power to vote 5,305,593 shares and sole power to dispose of 5,305,593 shares.
(4)	Includes ownership of options to purchase Common Stock that may be exercised by all directors and executive officers as a group within 60 days after October 1, 2008, aggregating 301,565 shares. Includes an aggregate of 78,821 shares allocated to the Washington Federal Savings Profit Sharing Retirement and Employee Stock Ownership Plan (the “Retirement Plan”) accounts for the benefit of executive officers of Washington Federal. Directors, unless current or former employees of Washington Federal, do not participate in the Retirement Plan. The Retirement Plan is a qualified, defined contribution profit sharing and employee stock ownership plan maintained for all eligible employees of Washington Federal that invests primarily in certificates of deposit and similar instruments issued by Washington Federal Savings and other financial institutions. As an alternative to the aforementioned investments, employees have the option of directing vested balances to a variety of mutual funds. The shares of Common Stock of Washington Federal held by the Retirement Plan are voted by the trustees of such plan at their discretion, but the disposition of such shares can be directed only by the employee to whose account the shares are allocated. The trustees of the Retirement Plan are Linda Brower, Mike Bush and Robert Zirk, all of whom are employees of Washington Federal Savings.
(5)	The percentage of outstanding shares of Common Stock is based on the 87,916,286 shares of Common Stock issued and outstanding on October 1, 2008, plus options to purchase 301,565 shares of Common Stock that are exercisable by current and former executive officers as a group within 60 days after October 1, 2008.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,

DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

General

The Restated Articles of Incorporation of Washington Federal provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. The number of directors currently authorized by Washington Federal’s Bylaws is ten.

Pursuant to Washington Federal’s Restated Articles of Incorporation, at each election of directors every stockholder entitled to vote has the right to vote, in person or by proxy, the number of shares owned by him or her for as many persons as there are directors to be elected, or to cumulate his or her votes by giving one candidate as many votes as the number of such directors to be elected multiplied by the number of his or her shares shall equal, or by distributing such votes on the same principle among any number of candidates. In the event that cumulative voting is in effect, it is the intention of the persons named in the accompanying proxy to vote cumulatively for the election as directors the nominees listed in the table that follows.

At the Annual Meeting, stockholders of Washington Federal will be asked to elect four directors of Washington Federal for a three-year term and until their successors are elected and qualified. The four nominees for election as directors to a three-year term are John F. Clearman, James J. Doud, Jr., H. Dennis Halvorson and Roy M. Whitehead. All nominees were selected by the Nominating Committee of the Board of Directors and currently serve as directors of Washington Federal. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting, and no director or nominee for director is related to any other director or executive officer of Washington Federal by blood, marriage or adoption.

If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of Washington Federal. Alternatively, under such circumstances, the Board of Directors of Washington Federal may reduce the number of directors of Washington Federal. Washington Federal knows of no reason why any of the nominees may not be able to serve as director if elected.

Information with Respect to Nominees for Director and Continuing Directors

The following tables set forth information relating to continuing directors of Washington Federal and the nominees for election as directors.

Nominees for Three-Year Term Expiring In 2012

Name	Age	Positions with Washington Federal and Principal Occupation During Past Five Years	Director Since	Common Stock Beneficially Owned Directly or Indirectly as of October 1, 2008(1)(2)
				No.		Percentage
John F. Clearman	71	Director; retired, former Chief Financial Officer of Milliman USA Inc.; former President and Chief Executive Officer of N.C. Machinery Co., Director of Esterline Technologies Corporation	1996	15,640		0.02%
James J. Doud, Jr.	70	Director; Business Consultant; former Executive Vice President and Chief Operating Officer of Matthew G. Norton Co.	2008	7,927		0.01%
H. Dennis Halvorson	69	Director; retired, former President and Chief Executive Officer of United Bank, a Savings Bank.	1996	23,246		0.03%
Roy M. Whitehead	56	Chairman, President and Chief Executive Officer of Washington Federal.	1999	219,302	(4)	0.25%

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

THE NOMINEES BE ELECTED AS DIRECTORS.

Directors with Terms Expiring In 2010

Name	Age	Positions with Washington Federal and Principal Occupation During Past Five Years	Director Since	Common Stock Beneficially Owned Directly or Indirectly as of October 1, 2008(1)(2)
				No.		Percentage
Derek L. Chinn	60	Director; retired, former Chairman, President and Chief Executive Officer of United Savings and Loan Bank.	2003	224,777		0.26%
Thomas J. Kelley	60	Director; Faculty at Albers School of Business, Seattle University since September 2002; former Moscow Office Managing Partner Arthur Andersen.	2005	9,255		0.01%
Barbara L. Smith	59	Director; Owner B Smith Consulting Group.	2007	3,000		0.00%

Directors with Terms Expiring In 2011

Name	Age	Positions with Washington Federal and Principal Occupation During Past Five Years	Director Since	Common Stock Beneficially Owned Directly or Indirectly as of October 1, 2008(1)(2)
				No.		Percentage
Anna C. Johnson	57	Director; Senior Partner of Scan East West Travel, a travel agency.	1995	14,100		0.02%
Thomas F. Kenney	57	Director; Vice President of Finance and Principal Financial Officer of Haggen, Inc., a retail grocer, since 1996.	2003	10,442		0.01%
Charles R. Richmond	69	Director; Director of Real Estate of Washington Federal since December 2002; former Executive Vice President and Secretary of Washington Federal.	1995	54,498	(3)	0.06%

(1)	Pursuant to rules promulgated by the SEC under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (i) voting power, which includes the power to vote or direct the voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Additionally, none of the shares represented are pledged as security.

(2)	Based on information furnished by the respective directors. The percentage of outstanding shares of Common Stock is based on the 87,916,286 shares of Common Stock issued and outstanding on October 1, 2008, plus options to purchase shares of Common Stock that are exercisable by a director within 60 days after October 1, 2008.
(3)	Mr. Richmond’s ownership includes options to purchase 13,627 shares of Common Stock exercisable within 60 days after October 1, 2008.
(4)	Mr. Whitehead’s ownership includes 18,429 shares of unvested restricted Common Stock, options to purchase 100,880 shares of Common Stock exercisable within 60 days after October 1, 2008, and 17,738 shares of Common Stock which are held pursuant to the Retirement Plan.

Certain Executive Officers Who are Not Directors

The following table sets forth information concerning the current executive officers of Washington Federal who are not directors and who are listed in the Summary Compensation Table under “Executive Compensation” below.

Name	Age	Positions with Washington Federal and Principal Occupation During Past Five Years	Common Stock Beneficially Owned Directly or Indirectly as of October 1, 2008(1)(2)
			No.		Percentage
Brent J. Beardall	37	Executive Vice President and Chief Financial Officer since October 2007; Senior Vice President and Chief Financial Officer from October 2003 to October 2007.	60,525	(3)	0.07%
Linda S. Brower	55	Executive Vice President since 2003	56,199	(4)	0.06%
Edwin C. Hedlund	52	Executive Vice President and Secretary since 1999.	152,257	(5)	0.17%
Jack B. Jacobson	58	Executive Vice President since 2001.	101,188	(6)	0.11%

(1)	Pursuant to rules promulgated by the SEC under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (i) voting power, which includes the power to vote or direct the voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares.
(2)	Based on information furnished by the respective officers. The percentage of outstanding shares of Common Stock is based upon the 87,916,286 shares of Common Stock issued and outstanding on October 1, 2008, plus options to purchase shares of Common Stock that are exercisable within 60 days after October 1, 2008.

(3)	Mr. Beardall’s ownership includes 12,057 shares of unvested restricted Common Stock, options to purchase 32,974 shares of Common Stock exercisable within 60 days after October 1, 2008 and 7,112 shares of Common Stock held in the Retirement Plan.
(4)	Ms. Brower’s ownership includes 12,057 shares of unvested restricted Common Stock, options to purchase 26,546 shares of Common Stock exercisable within 60 days after October 1, 2008 and 7,418 shares of Common Stock held in the Retirement Plan. As noted previously, Ms. Brower, as trustee of the Retirement Plan, may be deemed to beneficially own shares held by the Plan.
(5)	Mr. Hedlund’s ownership includes 9,214 shares of unvested restricted Common Stock, options to purchase 78,715 shares of Common Stock exercisable within 60 days after October 1, 2008 and 26,943 shares of Common Stock held in the Retirement Plan.
(6)	Mr. Jacobson’s ownership includes 9,214 shares of unvested restricted Common Stock, options to purchase 48,824 shares of Common Stock exercisable within 60 days after October 1, 2008 and 19,610 shares of Common Stock held in the Retirement Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, Washington Federal’s directors and executive officers and any persons holding 10% or more of the outstanding Common Stock must report their ownership of Washington Federal’s securities and any changes in that ownership to the SEC by specific dates. Washington Federal believes that during the fiscal year ended September 30, 2008 all of these filing requirements were satisfied by its directors and executive officers. In making the foregoing statement, Washington Federal has relied in part on representations of its directors and executive officers and copies of the reports that they have filed with the SEC.

The Board of Directors and Its Committees

The Board of Directors of Washington Federal held a total of eleven meetings during the last fiscal year. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors held during his or her tenure in office during the last fiscal year and the total number of all meetings held by all committees of the Board of Directors on which he or she served during such year. Although Washington Federal does not have a formal policy regarding attendance by directors at annual meetings of stockholders, directors are expected to attend such meetings. At the 2008 Annual Meeting, all directors were present.

The Board of Directors has established various committees, including an Executive Committee, an Audit Committee, a Nominating Committee, a Compliance Committee and a Compensation Committee. The Board of Directors has affirmatively determined that a majority of the Washington Federal directors are independent pursuant to the listing requirements of the NASDAQ Stock Market LLC (“NASDAQ”). The current independent directors are Mr. Halvorson, Lead Independent Director, Ms. Johnson, Ms. Smith and Messrs. Chinn, Clearman, Doud, Kelley and Kenney. The independent directors held two regularly scheduled meetings during the past fiscal year. The Board of Directors also has affirmatively determined that each member of the Audit Committee, Compensation Committee and the Nominating Committee of the Board of Directors is independent within the meaning of applicable laws and regulations and the listing requirements of NASDAQ.

The Board of Directors selects certain members to serve on its Executive Committee. The present Executive Committee consists of Messrs. Whitehead, Chairman, Clearman, Halvorson and Richmond. The Executive Committee is authorized to exercise all the authority of the Board of Directors in the management of Washington Federal between board meetings unless otherwise provided by law or the Bylaws of Washington Federal. The Executive Committee did not meet during the last fiscal year.

The Board of Directors has a standing Audit Committee with a written charter. A copy of the Audit Committee Charter is available on Washington Federal’s website at www.washingtonfederal.com. The Audit Committee consists of Messrs. Clearman, Chairman, Kelley and Kenney. The Board has determined that Chairman Clearman as well as Messrs. Kenney and Kelley are “audit committee financial experts”, as defined by SEC regulations. The Audit Committee met on four occasions during the last fiscal year. The Audit Committee’s primary responsibilities include review of all financial reports, oversight of the internal audit function, appointment of independent auditors, pre-approval of all services performed by the independent registered public accountants and review of all related party transactions.

The Board of Directors has a standing Compensation Committee consisting of Mr. Halvorson, Chairman, Mr. Chinn, Ms. Johnson and Ms. Smith. No member of the Compensation Committee has served as a current or former officer or employee of Washington Federal or Washington Federal Savings. The Compensation Committee studies personnel and compensation recommendations made by the Chief Executive Officer and makes recommendations to the Board of Directors. Further, the Compensation Committee is authorized to act under Washington Federal’s stock benefit plans to grant stock options and restricted shares. The Compensation Committee met three times during the last fiscal year. The Compensation Committee does not have a written charter.

The Board of Directors has appointed four of its members to serve as a Nominating Committee in connection with the election of directors. For the present Annual Meeting, the Board of Directors appointed Ms. Johnson, Chairman, and Messrs. Clearman, Chinn and Doud to serve on the Nominating Committee. The Nominating Committee met once during the last fiscal year. The primary responsibilities of the Nominating Committee are to evaluate and make recommendations to the Board of Directors for the election of directors. The Nominating Committee has a written charter. A copy of the Nominating Committee charter is available on Washington Federal’s website www.washingtonfederal.com.

The Board of Directors has appointed three of its members to serve as a Compliance Committee. The Board of Directors appointed Mr. Kelley, Chairman, Mr. Richmond and Ms. Smith to serve on the Compliance Committee. The Compliance Committee met twice during the last fiscal year. The primary responsibility of the Compliance Committee is to ensure compliance with all applicable laws and regulations.

Report of the Audit Committee

The following “Report of the Audit Committee” shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees” and Rule 2-07 “Communication with Audit Committees,” as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent registered public accountants their independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

AUDIT COMMITTEE

John F. Clearman, Chairman

Thomas J. Kelley

Thomas F. Kenney

Selection of Nominees for the Board

The Nominating Committee considers candidates for director suggested by its members and other directors of Washington Federal, as well as management and stockholders. The Nominating Committee also may solicit prospective nominees. In addition, nominees for election as director may be obtained in connection with acquisitions by Washington Federal. A stockholder who desires to recommend a prospective nominee for the Board of Directors should notify Washington Federal’s Secretary or any member of the Nominating Committee in writing with whatever supporting material the stockholder considers appropriate. The Nominating Committee also considers whether to nominate any person nominated pursuant to the provision of Washington Federal’s Bylaws relating to stockholder nominations, which are described under “Stockholder Nominations” below. The Nominating Committee has the authority to retain a third-party search firm to identify or evaluate, or assist in identifying and evaluating, potential nominees if it so desires, although it has not done so to date.

Director Qualifications

In making recommendations for nominees to the Board of Directors, the Nominating Committee reviews and considers the qualifications, strengths and abilities of the potential candidates for nomination, including new candidates that may be identified from time to time through the Company’s internal search and review procedures or as a result of stockholder recommendations. In deciding whether to recommend the re-nomination of an incumbent director whose term is expiring at an upcoming meeting or the nomination of new directors who previously served as officers of Washington Federal, the Nominating Committee considers their prior performance as directors and officers of the Company in addition to the candidates’ other qualifications. For new candidates, the review process may require additional evaluation and consideration.

The Nominating Committee works with the Board of Directors on an ongoing basis in identifying the particular qualities and abilities that Washington Federal seeks in its directors generally, and the mix of experience, expertise and attributes, that are sought or required for the Board as a whole. Desirable personal qualities include integrity, business acumen and industry knowledge. All candidates for nomination are evaluated against these target qualities and attributes, as well as the Board of Directors’ particular needs at the time.

Stockholder Nominations

Pursuant to Article IV, Section 4.15 of Washington Federal’s Bylaws, stockholders of Washington Federal may nominate persons for election to the Board of Directors by submitting such written nominations to the Secretary of Washington Federal at least ninety (90) days prior to the anniversary date of the mailing of proxy materials by Washington Federal in connection with the immediately preceding Annual Meeting of Stockholders of Washington Federal. Such stockholder’s notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of Washington Federal entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (e) the consent of each nominee to serve as a director of Washington Federal, if elected. If a nomination is made in accordance with applicable requirements, then ballots will be provided for use by stockholders at the stockholder meeting bearing the name of such nominee or nominees. No nominations for election as a director at the Annual Meeting were submitted to Washington Federal in accordance with the foregoing requirements.

Communications with the Board of Directors

The Board of Directors has established a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board of Directors may do so by sending written communications to the following address: Board of Directors-Stockholder Communications, c/o Corporate Secretary, 425 Pike Street, Seattle, Washington 98101. The Corporate Secretary will forward such communications to the director or directors to whom they are addressed.

Code of Conduct and Ethics

Washington Federal maintains a Director and Employee Code of Ethics that covers all directors, officers and employees of Washington Federal and its subsidiaries. The Code of Ethics requires, among other things, that the directors, officers and employees exhibit and promote the highest standards of honest and ethical conduct; avoid conflicts of interest; comply with laws, rules and regulations; and otherwise act in the best interest of Washington Federal. In addition, Washington Federal maintains a separate Code of Ethics for Senior Financial Officers that imposes specific standards of conduct on persons with financial reporting responsibilities at Washington Federal. Each senior financial officer of Washington Federal, including its Chief Executive Officer and Chief Financial Officer, is required to annually certify in writing his or her compliance during the prior year with the Code of Ethics for Senior Financial Officers. A copy of the Director and Employee Code of Ethics and Code of Ethics for Senior Financial Officers can be viewed on Washington Federal’s website at www.washingtonfederal.com.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Washington Federal’s Board of Directors approves all policies that govern executive compensation, which are then administered by the Compensation Committee, including the following activities:

•	Establishing and reviewing executive base salaries;

•	Overseeing Washington Federal’s annual incentive compensation plan;

•	Overseeing Washington Federal’s long-term equity-based compensation plans;

•	Approving all bonuses and awards distributed under these plans; and

•

Reviewing all compensation decisions for executive officers with the Board of Directors, including those for the Chief Executive Officer and the other officers named in the Summary Compensation Table on page 12 (referred to as the “Named Executive Officers”).

On behalf of the Board of Directors, the Compensation Committee seeks to assure that compensation paid to the Named Executive Officers is fair, reasonable and competitive, and is linked to protecting and increasing stockholder value.

Executive Compensation Philosophy

Maintaining an effective executive compensation and benefits program is deemed important to advancing the financial performance of Washington Federal. The following core principles are used to guide decisions regarding these programs:

•	The interests of executives should be aligned with those of the Company’s stockholders through potential stock ownership;

•	Rewards should be linked to company-wide and individual performance;

•	Incentives are to be provided to promote the achievement of successful annual results as a step toward fulfilling long-term operating goals and strategic objectives;

•	The structure of executive officers’ compensation should align with short-term and long-term goals and objectives;

•	Executive compensation must be sufficient to ensure that the Company is able to attract, retain and motivate top performing executive officers; and

•	Executive compensation should be perceived to be fair by all parties with interests in the Company’s success.

The Board of Directors and its Compensation Committee of Washington Federal believe that implementing an executive compensation and benefits program that is focused on achieving these core principles will benefit the Company, and ultimately its stockholders, by helping attract and retain highly qualified and industry-experienced executives.

To balance objectives, the Board of Directors and its Compensation Committee have determined that the Company’s executive compensation program should use the following elements:

•	Base salary, to provide a fixed compensation level sufficient to attract and retain qualified executives;

•	An annual incentive compensation plan, to reward short-term performance against specific financial targets;

•	A long-term equity incentive compensation program to link management incentives to stockholder return;

•	Retirement benefits to provide security and to reward executive officers for their contribution to the Company’s success over the course of their careers; and

•	Other benefits, including perquisites, necessary to maintain a healthy, motivated leadership team and to enable the productivity of executive officers.

Role of the Compensation Committee

The Compensation Committee is responsible for, among other things, developing executive compensation policies for approval by the Board of Directors. As part of its responsibilities, the Compensation Committee reviews and establishes compensation for all of the executive officers of Washington Federal, including the Named Executive Officers, and reviews its decisions with the Board of Directors as appropriate.

The Compensation Committee is comprised entirely of directors who meet the independence requirements as defined by NASDAQ Rule 4200(a)(15), are deemed a “non-employee director” under Rule 16b-3 of the Exchange Act, and satisfy the requirements of an “outside director” for purposes of Section 162(m)(4)(C) of the Internal Revenue Code of 1986 as amended. The Compensation Committee is comprised of the following individuals: Mr. Halvorson, Chairman, Mr. Chinn, Ms. Johnson, and Ms. Smith.

A key objective of the Compensation Committee is to further the core compensation principles described above through a compensation structure comprised of base salary and long-term and short-term incentive-based compensation. Since a meaningful part of total compensation is incentive based, a direct link is established between executive compensation and the long-term performance of Washington Federal.

The Compensation Committee met three times during the year ended September 30, 2008. In making its recommendations with respect to executive compensation to the Board of Directors, the Compensation Committee reviewed relevant market data on the financial performance of both national and regional financial institutions, specifically banks and thrifts, which the Company views as its peer group. Such data are used as points of reference, but are not the deciding factor in establishing appropriate compensation for executive officers of Washington Federal, due to the wide variety of circumstances, financial performance, geography, and business plans of the peer group institutions.

The Compensation Committee has the authority to directly engage outside consultants, although it has not done so.

Total Compensation

Total executive compensation is tied to performance and is structured to ensure focus on financial results, stockholder return, individual performance, and the responsibility and experience of executive officers. Based on analysis, the total compensation paid and earned by the Named Executive Officers in fiscal 2008 was consistent with Washington Federal’s financial performance, the individual performance of each Named Executive Officer, the responsibilities and experience of Named Executive Officers and stockholder return. The Board of Directors and its Compensation Committee believes that total executive compensation was reasonable in its totality and consistent with the compensation philosophies as described above.

In light of the Company’s compensation philosophy, the Board of Directors and its Compensation Committee have determined that the total compensation package for Named Executive Officers should continue to consist of base salary, annual cash incentive compensation, long-term equity-based incentive compensation, benefit plans and certain other perquisites.

Elements of Compensation

Base Salary

Base salaries for executive officers are determined based on job responsibilities, level of experience and individual performance. In making its recommendations to the Board of Directors, the Compensation Committee reviews market data with respect to the Company’s Peer Group to assess the competitiveness of the base salary of the Named Executive Officers as well as other senior officers. Such information is used as a point of reference; however, it is not the deciding factor in establishing appropriate base salaries due to the lack of precise comparability.

Merit pay adjustments to base salary are considered annually for each executive officer. When making adjustments to the base salary of the Chief Executive Officer, the Compensation Committee considers the job performance and contribution to the successful operation of Washington Federal by the Chief Executive Officer. When making adjustments to the base salaries of the other Named Executive Officers, the Compensation Committee relies upon the recommendation of the Chief Executive Officer. Executive base salaries are intended to be at levels that will attract, retain and motivate the necessary management expertise to successfully execute the Company’s business plan.

For 2008, Messrs. Beardall, Hedlund, Jacobson and Whitehead and Ms. Brower received increases in the range of 3% to 12% in their base salaries. The salary increases for the Named Executive Officers were reflective of their individual performance and the Company’s objectives regarding the level of base salaries paid to Company executives as described above. Base salaries paid to Messrs. Beardall, Hedlund, Jacobson, Whitehead and Ms. Brower represented 49%, 52%, 52%, 56% and 47%, respectively, of their total compensation.

Annual Incentive Compensation

An annual incentive compensation program has been established for all employees, including the Named Executive Officers. Eligibility for the annual incentive program is restricted only by excluding employees that are not in good standing with the Company. All Named Executives Officers were in good standing in fiscal 2008 and are currently in good standing with Washington Federal. Consistent with the overall compensation philosophy of linking incentive awards to company-wide and individual performance, the incentive plan is designed to provide performance-based annual cash compensation based on the achievement of annual performance targets approved by the Board of Directors. For 2008, the bonus plan for the Named Executives Officers was based on net income produced by the Company, plus a special discretionary performance award for all Named Executives other than the CEO. Based on predetermined targets, the Named Executive Officers can earn a performance bonus ranging from 0 to 50% of base compensation as defined.

During 2008, Named Executive Officers each earned a bonus ranging from 14% to 33% of eligible compensation for the year.

Long-Term Incentives

In the past, certain executive officers, including the Named Executive Officers, have been granted restricted stock and stock option awards by the Board of Directors, pursuant to Company’s equity based compensation plans. The Company has two equity based compensation plans: the 1994 Stock Option and Stock Appreciation Rights Plan and the 2001 Long-Term Incentive Plan. All three plans are substantially similar and have been previously approved by the Company’s stockholders. Stock option awards made to date have had an exercise price equal to the fair market value of a share of stock on the grant date of the award. Stock option awards and restricted stock awards vest pro rata over a four to seven year period. In 2008 Mr. Whitehead was awarded 40,000 stock options. Messrs. Beardall, Hedlund and Jacobson and Ms. Brower each received awards of 20,000 stock options.

The Board of Directors believes that these long-term incentive awards help align the interests of Washington Federal’s executives with those of its stockholders through potential stock ownership. Although there are no definitive plans for future awards to the Named Executive Officers, the Compensation Committee and the Board of Directors consider stock awards to be a key piece of executive compensation and reviews the appropriateness of such awards annually in light of performance.

Employment and Change in Control Agreements

The Company does not have any employment agreements in place with any Named Executive Officer. Pursuant to the 1994 and 2001 Plans, upon a change in control of the Company, each unvested equity instrument previously awarded to the Named Executive Officers would become fully vested. No other change of control agreements are in place for the Named Executive Officers.

Perquisites

In 2008, perquisites were provided to certain executive and senior officers. Perquisites are given to executive and senior officers based upon their role in the company and the business advantage gained by the use of perquisites. In 2008, we provided the following perquisites to the Named Executive Officers:

•

Messrs. Beardall, Hedlund, Jacobson and Whitehead and Ms. Brower were provided memberships to a downtown Seattle athletic club that was also used for business-related entertainment. The cost to the Company of each membership was approximately $2,500.

•	The Company provided either an automobile or an automobile allowance. The related compensation is included in the Summary Compensation Table as “All Other Compensation”.

Retirement Benefits

In addition to the above, the Company maintains the following plans that provide, or may provide, compensation to the Named Executive Officers. The Compensation Committee considers all of these plans and benefits when reviewing total compensation for executive officers and in making its recommendations to the Board of Directors.

Retirement Plans

The Washington Federal Profit Sharing Retirement Plan (“PSRP”), is a defined contribution plan in which all employees with over 1,000 hours worked are eligible to participate. Historically, the Company has contributed 11% of an employees’ eligible base salary into the plan on his or her behalf. During 2008, the Company contributed 11% of each Named Executive Officer’s eligible base salary. These amounts are included in the Summary Compensation Table under “All Other Compensation”. Amounts exceeding IRS “Top-Heavy” rules are paid directly to the affected executive on a pre-tax basis. Company contributions vest ratably over six years.

The PSRP also contains an Employee Stock Ownership Plan (“ESOP”) in which employees can purchase Washington Federal, Inc. Common Stock at the market price twice per year with vested Company contributions and/or with their own individual contributions. No compensation is associated with the ESOP as the price is established at the market price, as permitted under Statement of Financial Accounting Standards 123(R) (“FAS 123R”).

Summary Compensation Table

The following table sets forth for each of the Named Executive Officers: (1) the dollar value of base salary and bonus earned during the year ended September 30, 2008; (2) the dollar value of the compensation cost of all stock and option awards recognized over the requisite service period, computed in accordance with FAS 123R; (3) the dollar value of earnings for services performed pursuant to awards granted during the year under non-equity incentive plans; (4) the change in pension value and non-qualified deferred compensation during the year; (5) all other compensation for the year; and (6) the dollar value of total compensation for the year. The Named Executive Officers are the Company’s principal executive officer, principal financial officer, and the three other most highly compensated executive officers as of September 30, 2008 (each of whose total cash compensation exceeded $100,000 for fiscal year 2008).

Fiscal 2008 Summary Compensation Table

Name and Principal Position:	Year	Salary	Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Comp.(2)	All Other Comp.(3)	Total
Roy M. Whitehead Chairman, President and Chief Executive Officer	2008	$465,000	$113,174	$88,520	$65,345	$91,197	$823,236
	2007	444,000	87,808	64,234	53,106	79,464	728,612

Brent J. Beardall Executive Vice President and Chief Financial Officer	2008	196,500	60,757	34,162	65,439	45,242	402,100
	2007	176,500	50,274	26,077	23,094	38,597	314,541

Linda S. Brower Executive Vice President	2008	194,850	63,398	39,568	65,259	47,563	410,638
	2007	173,750	50,274	27,424	22,686	37,882	312,017
Edwin C. Hedlund Executive Vice President and Secretary	2008	229,500	56,587	44,260	67,577	46,439	444,363
	2007	223,750	43,904	32,117	26,622	40,457	366,850

Jack B. Jacobson Executive Vice President	2008	229,500	56,587	44,260	67,577	45,390	443,314
	2007	220,000	64,004	32,117	27,314	40,738	384,173

(1)	These amounts reflect the dollar value of the compensation cost of all outstanding stock awards or option awards recognized over the requisite service period, computed in accordance with FAS 123R. The assumptions made in valuing the stock awards are included under the caption “Stock Option Plans” in Note L of Notes to Consolidated Financial Statements in the 2008 Annual Report on to Stockholders and such information is incorporated herein by reference.
(2)	Represents cash incentives earned under the Short Term Incentive Compensation Plan.

(3)	Amounts of “All Other Compensation” are set forth in the table below

Name and Principal Position:	Year	Company PSRP Contribution	Dividends on Unvested Restricted Stock	Auto	Total Other Comp.
Roy M. Whitehead, Chairman, President and Chief Executive Officer	2008	$65,683	$15,480	$10,034	$91,197

Brent J. Beardall, Executive Vice President and Chief Financial Officer	2008	29,252	10,128	5,862	$45,242

Linda S. Brower, Executive Vice President	2008	28,592	10,128	8,843	$47,563

Edwin C. Hedlund, Executive Vice President and Secretary	2008	32,539	7,740	6,160	$46,439

Jack B. Jacobson, Executive Vice President	2008	32,539	7,740	5,111	$45,390

Grants of Plan Based Awards in 2008

The following table sets forth information regarding equity and non-equity awards granted to the Named Executive Officers in 2008.

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards #	Option Awards #	Exercise Price of Option Awards	Vesting Term (in yrs)
		Threshold $	Target $	Maximum $	Threshold $	Target $	Maximum $
Whitehead	3/24/2008	—	—	—	—	—	—	—	40,000	24.03	5
Beardall	3/24/2008	—	—	—	—	—	—	—	20,000	24.03	5
Brower	3/24/2008	—	—	—	—	—	—	—	20,000	24.03	5
Hedlund	3/24/2008	—	—	—	—	—	—	—	20,000	24.03	5
Jacobson	3/24/2008	—	—	—	—	—	—	—	20,000	24.03	5

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information on outstanding option and stock awards held by the Named Executive Officers at September 30, 2008, including the number of shares underlying both exercisable and unexercisable portions of each stock option, as well as the exercise price and expiration date of each outstanding option.

Outstanding Equity Awards at September 30, 2008

	Grant Date	# of Years Vesting	Option Awards
			Number of Securities Underlying Unexercised Options			Option Exercise Price	Option Expiration Date
			Exercisable	Unexercisable	Unearned
Whitehead	12/13/99	5	9,668	—	—	11.72	12/13/09
Whitehead	10/19/01	3	43,923	—	—	15.13	10/19/11
Whitehead	10/24/03	6	38,718	9,682	—	21.24	10/24/13
Whitehead	02/13/06	6	8,571	11,429	—	22.91	02/13/16
Whitehead	03/26/07	5	—	20,000	—	23.75	03/26/17
Whitehead	03/24/08	5	—	40,000	—	24.03	03/24/18
Beardall	04/20/01	7	5,856	1,464	—	16.69	04/20/11
Beardall	10/19/01	7	4,684	1,172	—	15.13	10/19/11
Beardall	10/24/03	6	18,150	—	—	21.24	10/24/13
Beardall	02/13/06	7	4,284	5,716	—	22.91	02/13/16
Beardall	03/26/07	5	—	10,000	—	23.75	03/26/17
Beardall	03/24/08	5	—	20,000	—	24.03	03/24/18
Brower	01/30/03	3	7,743	—	—	17.79	01/30/13
Brower	10/24/03	6	14,519	3,631	—	21.24	10/24/13
Brower	02/13/06	7	4,284	5,716	—	22.91	02/13/16
Brower	03/26/07	5	—	10,000	—	23.75	03/26/17
Brower	03/24/08	5	—	20,000	—	24.03	03/24/18
Hedlund	05/24/99	7	16,105	—	—	13.74	05/24/09
Hedlund	12/13/99	5	17,008	—	—	11.72	12/13/09
Hedlund	10/19/01	3	21,962	—	—	15.13	10/19/11
Hedlund	10/24/03	6	19,356	4,844	—	21.24	10/24/13
Hedlund	02/13/06	7	4,284	5,716	—	22.91	02/13/16
Hedlund	03/26/07	5	—	10,000	—	23.75	03/26/17
Hedlund	03/24/08	5	—	20,000	—	24.03	03/24/18
Jacobson	12/13/99	7	3,221	—	—	11.72	12/13/09
Jacobson	10/19/01	3	21,962	—	—	15.13	10/19/11
Jacobson	10/24/03	6	19,357	4,843	—	21.24	10/24/13
Jacobson	02/13/06	7	4,284	5,715	—	22.91	02/13/16
Jacobson	03/26/07	5	—	10,000	—	23.75	03/26/17
Jacobson	03/24/08	5	—	20,000	—	24.03	03/24/18

	Grant Date	# of Years Vesting	Stock Awards
			# of Shares of Unvested Restricted Stock	$ Market Value of Unvested Restricted Stock	Equity Plan Awards Unearned # Shares	Equity Plan Awards Unearned $ Market Value
Whitehead	12/13/01	7	1,429	26,357	—	—
Whitehead	12/13/02	7	2,000	36,900	—	—
Whitehead	12/13/03	7	3,000	55,350	—	—
Whitehead	12/13/06	7	12,000	221,400	—	—
Beardall	12/13/03	5	700	12,915	—	—
Beardall	12/13/04	7	2,857	52,714	—	—
Beardall	12/13/05	7	2,500	46,125	—	—
Beardall	12/13/06	7	6,000	110,700	—	—
Brower	12/13/03	5	700	12,915	—	—
Brower	12/13/04	7	2,857	52,714	—	—
Brower	12/13/05	7	2,500	46,125	—	—
Brower	12/13/06	7	6,000	110,700	—	—
Hedlund	12/13/01	7	714	13,179	—	—
Hedlund	12/13/02	7	1,000	18,450	—	—
Hedlund	12/13/03	7	1,500	27,675	—	—
Hedlund	12/13/06	7	6,000	110,700	—	—
Jacobson	12/13/01	7	714	13,179	—	—
Jacobson	12/13/02	7	1,000	18,450	—	—
Jacobson	12/13/03	7	1,500	27,675	—	—
Jacobson	12/13/06	7	6,000	110,700	—	—

Option Exercises and Stock Vested

The following table sets forth information regarding each exercise of stock options and vesting of restricted stock that occurred during 2008 for each of our Named Executive Officers on an aggregated basis.

Option Exercises and Stock Vested During Fiscal 2008

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting ($)
Roy M. Whitehead	7,618	65,850	5,428	120,674
Brent J. Beardall	—	—	2,914	64,785
Linda S. Brower	—	—	2,914	64,785
Edwin C. Hedlund	—	—	2,714	60,339
Jack B. Jacobson	—	—	2,714	60,339

Potential Payments Upon Termination or Change in Control

Pursuant to the 1994 and 2001 Plans, all unvested stock options and restricted stock awards will become fully vested upon a change of control of the Company. The following tables describe the value of the vesting of such options and stock awards upon a change in control. These tables assume the change of control occurred on September 30, 2008, the last business day of our fiscal year, and the price per share was $18.45, the closing price of our common stock on September 30, 2008, the last trading day of the fiscal year.

Potential Payments Upon Change in Control(1)

	Potential Change in Control Payments
	Vesting of Stock Options(2)	Vesting of Restricted Stock
Whitehead	$0	$340,007
Beardall	0	222,454
Brower	0	222,454
Hedlund	0	170,004
Jacobson	0	170,004

(1)	Pursuant to the 1994 and 2001 Plans, all unvested stock options and restricted stock awards will become fully vested upon a “change of control” the Company. A “change in control” of the Company” is defined to mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities, or (ii) during any period of twenty-four consecutive months during the term of an Option, individuals who at the beginning of such period constitute the Board of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.
(2)	Based on the stock price of $18.45 as of September 30, 2008, none of the unvested stock options to the Named Executive Officers are in the money, therefore there is no potential change in control payment related to stock options.

Employment and Change in Control Agreements

Washington Federal does not currently have any employment agreements or change in control agreements, except for the provisions of the equity awards which allow for vesting of all unvested shares as described above.

Director Compensation

The following table sets forth information regarding the compensation received by each of the directors of Washington Federal, Inc. during 2008, other than Mr. Whitehead whose compensation for service as President and Chief Executive Officer is fully reflected in the Summary Compensation Table and the other related tables in the discussion above. No compensation is paid to Mr. Whitehead for his service as a director.

Director Compensation for Fiscal 2008

	Fees Earned or Paid in Cash	Option Awards(1)	Non Equity Incentive Compensation	All Other Compensation	Total
Derek L. Chinn	$31,450	—	—	—	$31,450
John F. Clearman	38,000	—	—	—	38,000
James J. Doud, Jr.(2)	19,600	—	—	—	19,600
H. Dennis Halvorson	33,300	—	—	—	33,300
Anna C. Johnson	34,800	—	—	—	34,800
Thomas J. Kelley	35,400	—	—	—	35,400
Thomas F. Kenney	33,150	—	—	—	33,150
Charles R. Richmond(3)	31,200	22,130	10,222	143,559	207,111
Barbara L. Smith	33,900	—	—	—	33,900

(1)	These amounts reflect the dollar value of the compensation cost of all outstanding stock awards or option awards recognized over the requisite service period, computed in accordance with FAS 123(R). The assumptions made in valuing the stock awards are included under the caption “Stock Option Plans” in Note L of Notes to Consolidated Financial Statements in the 2008 Annual Report on Form 10-K and such information is incorporated herein by reference.
(2)	Mr. Doud joined the Board of Directors in February 2008. Mr. Doud was formerly a Direct of First Mutual Bancshares, Inc., which was acquired by Washington Federal in February 2008.
(3)	Mr. Richmond is an employee of the Company. Mr. Richmond earned $175,911 for his contributions as an employee and $31,200 related to his responsibilities as a director. Mr. Richmond was granted 10,000 stock options in 2008 for his contributions as an employee.

Director Fees

During the past fiscal year, Directors were paid a monthly retainer of $1,500, except for the Chairman of the Audit Committee, who received a monthly retainer of $1,750. Directors were also paid a fee of $1,300 for each board meeting attended. Members of the Audit, Compliance, Compensation and Nominating Committees received a fee of $500 per committee meeting attended. Committee Chairmen received a fee of $1,000 per meeting. Directors participating in committee meetings by telephone received one-half the normal fee. The Chairman of the Board, who also serves as the corporation’s President and Chief Executive Officer, received no fees or additional compensation for activities related to the Board of Directors. Certain travel expenses were reimbursed to directors permanently residing outside of Washington State.

REPORT OF THE COMPENSATION COMMITTEE

The following “Report of the Compensation Committee” shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this Proxy Statement with management and, based on such review and discussion, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008.

Members of the Compensation Committee

H. Dennis Halvorson, Chairman

Derek L. Chinn

Anna C. Johnson

Barbara L. Smith

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Determinations regarding compensation of the Chief Executive Officer and other Named Executive Officers are made by the Compensation Committee of the Board of Directors.

No person who served as a member of the Compensation Committee during 2008 was a current or former officer or employee of Washington Federal. None of the members engaged in any transactions with Washington Federal, that were required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee “interlocks” during 2008, which means that no executive officer of Washington Federal served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of our Compensation Committee.

Related Person Transactions

Washington Federal Savings will from time to time make mortgage loans to directors, executive officers and employees on the security of their residences at prevailing contractual interest rates. Management believes that these loans do not involve more than the normal risks of collectibility or present other unfavorable features. These loans are made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. As of September 30, 2008 there were no loans outstanding to directors or executive officers with balances greater than $120,000. Washington Federal Savings also makes loans secured by savings accounts to its non-executive officers and employees. These loans are made on the same terms as those prevailing for comparable loans to non-affiliated persons.

The Company regularly monitors its business dealings and those of its directors and executive officers to determine whether any existing or proposed transactions would require proxy disclosure under Item 404(a) of Regulation S-K. In addition our Code of Conduct requires the directors and executive officers to notify the Company of any relationships or transactions that may present a conflict of interest, including those involving family members. If a transaction is identified, the Company determines whether or not the transaction should be permitted and the necessary disclosure to be made.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

At the Annual Meeting, stockholders of Washington Federal will be asked to ratify the appointment of Deloitte & Touche LLP (“Deloitte”), as Washington Federal’s independent registered public accountants for the fiscal year ending September 30, 2009. This appointment was recommended and approved by the Audit Committee of Washington Federal and approved by the Board of Directors of Washington Federal. If the stockholders of Washington Federal do not ratify the appointment of Deloitte, then the Board of Directors of Washington Federal may reconsider the appointment.

Deloitte has advised Washington Federal that neither the firm nor any of its members has any relationship with Washington Federal or its subsidiaries other than the usual relationship that exists between independent registered public accountants and clients.

Aggregate billings for the professional services rendered to the Company by Deloitte for the 2008 and 2007 fiscal years were as follows:

	2008	2007
Audit Fees	$504,000	$422,100
Audit Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0

Total Fees	$504,000	$422,100

Audit Fees consisted of fees related to the audit of the Company’s annual financial statements for the fiscal years ended September 30, 2008 and 2007, reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for those years, and consents related to various filings with the SEC.

All services provided by Deloitte, and the related fees are required to be pre-approved by the Audit Committee.

A representative of Deloitte will be present at the Annual Meeting and available to respond to appropriate questions and will be given an opportunity to make a statement if the representative chooses to do so.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE BY STOCKHOLDERS FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS WASHINGTON FEDERAL’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING

SEPTEMBER 30, 2009.

OTHER MATTERS

Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Washington Federal. Washington Federal will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of Washington Federal may solicit proxies personally or by telephone without additional compensation.

STOCKHOLDER PROPOSALS

Any proposal that a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of Washington Federal must be received at the main office of Washington Federal no later than August 14, 2009. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

No stockholder proposals were submitted in connection with this Annual Meeting. Stockholder proposals that are not submitted for inclusion in Washington Federal’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.15 of Washington Federal’s Bylaws, which provides that business at an Annual Meeting of Stockholders must be: (a) properly brought before the meeting by or at the direction of the Board of Directors; or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an Annual Meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of Washington Federal. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of Washington Federal not later than 90 days prior to the anniversary date of the mailing of proxy materials by Washington Federal in connection with the immediately preceding Annual Meeting of Stockholders of Washington Federal, or not later than September 13, 2009 in connection with the Annual Meeting of Stockholders for the fiscal year 2009 of Washington Federal. Such stockholder’s notice is required to set forth certain information specified in Washington Federal’s Bylaws.

ANNUAL REPORTS

Stockholders of Washington Federal as of the Record Date for the Annual Meeting are being forwarded a copy of Washington Federal’s Annual Report to Stockholders for the year ended September 30, 2008 (the “Annual Report”). Included in the Annual Report are the consolidated statements of financial condition of Washington Federal as of September 30, 2008 and 2007 and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the years in the three-year period ended September 30, 2008, prepared in accordance with generally accepted accounting principles, and the related report of Washington Federal’s independent auditors. The Annual Report is not a part of this Proxy Statement.

Upon receipt of a written request, Washington Federal will furnish to any stockholder without charge a copy of its Annual Report on Form 10-K filed with the SEC under the Exchange Act for the year ended September 30, 2008. Upon written request and a payment of a copying charge of $.10 per page, Washington Federal will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to Brent J. Beardall, Executive Vice President and Chief Financial Officer, Washington Federal, Inc., 425 Pike Street, Seattle, Washington 98101. The Annual Report on Form 10-K is not a part of this Proxy Statement. The Annual Report on Form 10-K, together with this Proxy Statement and all SEC filings are available through Washington Federal’s website: www.washingtonfederal.com.

ANNUAL MEETING OF STOCKHOLDERS OF

WASHINGTON FEDERAL, INC.

January 21, 2009

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice an Proxy Statement and Annual Report are available at www.proxyvote.com.

Please detach along perforated line and mail in the envelope provided.

WSHFD2

REVOCABLE PROXY

WASHINGTON FEDERAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints the Board of Directors as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent the undersigned and to vote as designated on the reverse side, all the shares of Common Stock of Washington Federal, Inc. (“Washington Federal”) held of record by the undersigned on November 28, 2008, at the Annual Meeting of Stockholders to be held at Seattle’s Sheraton Hotel, 1400 6th Ave., Seattle, Washington, on Wednesday, January 21, 2009 at 2:00 p.m. Pacific time, or at any adjournment thereof (the “Annual Meeting”).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, then this proxy will be voted FOR the nominees named under Proposal 1 and FOR Proposal 2. In the discretion of the Proxies, shares may be voted cumulatively so as to elect the maximum number of nominees for director.

The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Washington Federal called for the 21st day of January 2009 and a Proxy Statement for such Annual Meeting prior to the signing of this proxy.

In view of the importance of the action to be taken and to save the cost of further proxy solicitation, we urge you to mark, sign, date and return the proxy card promptly using the enclosed envelope.

This proxy may be revoked at any time before it is exercised.

(Continued and to be signed on the reverse side)

Washington

Federal, Inc.

WASHINGTON FEDERAL, INC.

C/O AMERICAN STOCK TRANSFER

59 MAIDEN LANE PLAZA LEVEL

NEW YORK, NY 10038

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

WSHFD1 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

WASHINGTON FEDERAL, INC. For Withhold For All To withhold authority to vote for any individual

All All Except nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Vote On Directors

1. Election of Directors ☐ ☐ ☐

Nominees:

01) John F. Clearman for a three year term

02) James J. Doud, Jr. for a three year term

03) H. Dennis Halvorson for a three year term 04) Roy M. Whitehead for a three year term

For Against Abstain

Vote On Proposal

2. Proposal to ratify the appointment of Deloitte & Touche LLP as independent registered public accountants of Washington ☐ ☐ ☐ Federal for fiscal year 2009.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date